UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __________)

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☐	Soliciting Material Pursuant to Rule §240.14a-12

OZOP SURGICAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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OZOP SURGICAL CORP.

319 Clematis Street, Suite 714, West Palm Beach FL 33401

(866) 286-1055

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 26, 2019

March 12, 2019

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of OZOP SURGICAL CORP. a Nevada corporation (the “Company”) to be held at 319 Clematis Street, Suite 714, West Palm Beach FL 33401 on Friday, April 26, 2019, at 8:00 a.m., Eastern Time.

For your reference, directions for our annual meeting site are provided at Appendix A to this proxy statement.

At the meeting, you will be asked to vote on the following five items:

(1)	To elect two nominees to the Company’s board of directors (the “Board”), Michael Chermak and Thomas McLeer;

(2)	To ratify the appointment of Prager Metis CPAs, LLC as the Company’s independent registered public accounting Firm for fiscal year 2019;

(3)	To amend the bylaws of the Company (the “Bylaws”) to permit future amendments to be made solely by the Board;
(4)	To amend the Company’s the Bylaws to change the Company’s fiscal year end (the “FYE”) in the Bylaws from February 29 to December 31;
(5) (6)

To amend the Company’s Bylaws to remove the requirement therein to hold the Company’s annual meeting within 120 days of the FYE; and

You may also be asked to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The formal Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide detailed information concerning the matters to be considered and acted upon at the meeting.

Our Board has fixed the close of business on March 14, 2019 as the record date for determining the stockholders entitled to notice of and to vote at this annual meeting of stockholders and at any adjournment thereof.

At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Company at 319 Clematis Street, Suite 714, West Palm Beach FL 33401.

Your vote is important. We urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. You may vote via the Internet or by mailing the proxy card. Please review the instructions included in the proxy card regarding each of these voting options.

As a stockholder of record, you are cordially invited to attend the meeting in person. Regardless of whether you expect to be present at the meeting, please either vote via the Internet or please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. Returning the enclosed proxy, or voting via the Internet will not affect your right to vote in person if you attend the meeting.

Thank you for your continued support of, and interest in, OZOP SURGICAL CORP. I look forward to seeing you at the annual meeting.

OZOP SURGICAL CORP.

By:	/s/ Michael Chermak
Michael Chermak
Chief Executive Officer (principal executive officer)

By:	/s/ Barry Hollander
Barry Hollander
Chief Financial Officer (principal financial and accounting officer)

EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE BY THE INTERNET, OR EXECUTE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY. A RETURN ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. INTERNET VOTING INFORMATION IS PROVIDED ON YOUR PROXY CARD. SHOULD YOU ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

OZOP SURGICAL CORP.

319 Clematis Street, Suite 714, West Palm Beach FL 33401

(866) 286-1055

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of OZOP SURGICAL CORP. a Nevada corporation (the “Company” or “OZOP”), to be voted at the 2019 Annual Meeting of Stockholders of the Company and any adjournment or postponement of the meeting. The meeting will be held at 8:00 a.m. EST, on Friday April 26, 2019, at 319 Clematis Street, Suite 714, West Palm Beach FL 33401, for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement. For your reference, directions to our annual meeting site are provided at Appendix A to this proxy statement.

ABOUT THE MEETING

Why Did I Receive This Proxy Statement?

Because you were a stockholder of the Company as of March 14, 2019 (the “Record Date”) and are entitled to vote at the annual meeting, the Board is soliciting your proxy to vote at the meeting.

This proxy statement summarizes the information you need to know to vote at the meeting. This proxy statement and form of proxy was mailed to stockholders on or about March 27, 2019.

What Am I Voting On?

You are voting on the following five items:

(1)	To elect two nominees to the Company’s Board, Michael Chermak and Thomas McLeer;

(2)	To ratify the appointment of Prager Metis CPAs, LLC as the Company’s independent registered public accounting Firm for fiscal year 2019;

(3)	To amend the Company Bylaws to permit future amendments to be made solely by the Board;
(4)	To amend the Company’s the Bylaws to change the Company’s FYE in the Bylaws from February 29 to December 31; and
(5)	To amend the Company’s Bylaws to remove the requirement therein to hold the Company’s annual meeting within 120 days of the FYE.

How Do I Vote?

Stockholders of Record: If you are a stockholder of record, there are three ways to vote:

(a)	by completing and returning your proxy card in the postage-paid envelope provided; or
(b)	by Internet at https://shareholderaccountingsoftware.com/vstock/pxlogin; or

(c)	by casting your vote at the meeting.

Street Name Holders: Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Please note that brokers may no longer use discretionary authority to vote shares on the election of directors or on executive compensation matters if they have not received instructions from their clients. Please vote your proxy so your vote can be counted.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the Deadline for Voting via Internet?

Internet voting for stockholders of record is available through 11:59 p.m. Eastern Time on Thursday April 25, 2019 (the day before the annual meeting).

What Are the Voting Recommendations of the Board?

The Board recommends the following votes:

(a)	FOR the election of Michael Chermak and Thomas McLeer to the Company’s Board;

(b)	FOR ratifying the appointment of Prager Metis CPAs, LLC as the Company’s independent registered public accounting Firm for fiscal year 2019;

(c)	FOR amending the Bylaws to permit future amendments to be made solely by the Board;
(d)	FOR amending the Bylaws to change the Company’s FYE in the Bylaws from February 29 to December 31; and
(e)	FOR amending the Bylaws to remove the requirement therein to hold the Company’s annual meeting within 120 days of the FYE.

Unless you give contrary instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the Board.

Will Any Other Matters Be Voted On?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting.

Who Is Entitled to Vote at the Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How Many Votes Do I Have?

You will have one vote for every share of the Company’s common stock you own as of the Record Date.

How Many Votes Can Be Cast by All Stockholders ?

_______________, consisting of one vote for each share of the Company’s common stock outstanding on the Record Date. There is no cumulative voting.

How Many Votes Must Be Present to Hold the Meeting?

The holders of a majority of the aggregate voting power of the Company’s common stock outstanding on the Record Date, or  ______________ votes, must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What Vote Is Required to Approve Each Proposal?

For each of the proposals, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval, meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved. Abstentions will have the same effect as a vote “against” these proposals, and broker non-votes will have no effect on the vote for these proposals.

Please vote your proxy so your vote can be counted. This is particularly important since brokers may no longer use discretionary authority to vote shares in the election of directors or on executive compensation matters if they have not received instructions from their clients. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter and will therefore have no effect on the outcome of that matter.

Can I Change My Vote?

Yes. To change your vote, send in a new proxy card with a later date, or cast a new vote by Internet or send a written notice of revocation bearing a date later than the date of the proxy to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

How Can I Access the Company’s Proxy Materials and Annual Report Electronically Online?

In addition to the mailing of the proxy materials, the April 30, 2017 Annual Report on Form 10-K and Current Report on Form 8-K/A, that includes the December 31, 2017, audited financials, which is estimated to take place on March 27, 2019, this proxy statement, the 2017 Annual Report on Form 10-K and Current Report on Form 8-K/A, filed with the SEC on June 29, 2018 are available at https://ir.ozopsurgical.com/all-sec-filings.

Who Can Attend the Annual Meeting?

Any stockholder of the Company as of the Record Date may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) for the election of directors Michael Chermak and Thomas McLeer (Proposal 1) (ii) for ratifying the appointment of Prager Metis CPAs, LLC as the Company’s independent registered public accounting firm for fiscal 2019 (Proposal 2), (iii) for amending Article VIII of the Bylaws so that they can be amended in the future solely by the Board; (iv) for amending Article VII Section 3 of the Bylaws to change FYE in the Bylaws from February 29 to December 31 and (v) for amending Article III Section 2 of the Bylaws to remove the requirement therein that the annual meeting is to be held within 120 days of the FYE, (vi) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment of the meeting.

Proof of ownership of the Company’s stock, as well as a valid form of personal identification (with picture), must be presented in order to attend the annual meeting.

What is “Householding” of Proxy Materials?

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. The Company will deliver, promptly upon request, a separate copy of the proxy statement to any stockholder who is subject to householding. You can request a separate proxy statement by writing to the Company at OZOP SURGICAL CORP. 319 Clematis Street, Suite 714, West Palm Beach FL 33401, or by calling the Company at (866) 286-1055. Once you have received notice from your broker or the Company that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company as noted above.

Who Pays for the Solicitation of Proxies?

The Company will bear the cost of the solicitation of proxies for the meeting. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company. Solicitation will be made by mail by the Company’s officers, directors and employees, without special compensation for such activities.

VOTING SECURITIES

On the Record Date, there were  __________________ outstanding shares of the Company’s common stock (referred to herein as “shares”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of the Company’s shares as of March 11, 2019 (unless otherwise noted) by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares, (ii) each director and director nominee of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table (the “Named Executive Officers” or “NEOs”), and (iv) all executive officers and directors of the Company as a group. The table includes shares that may be acquired within 60 days of March 11, 2019 upon the exercise of stock options by employees or outside directors and shares of restricted stock.

Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and dispositive power over the shares that each of them beneficially owns. Except as indicated below, the address of each person or entity listed is c/o OZOP SURGICAL CORP. 319 Clematis Street, Suite 714, West Palm Beach FL 33401.

For the beneficial ownership of the stockholders owning 5% or more of the shares, the Company relied on publicly available filings and representations of the stockholders.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock Owned(1)
Named Executive Officers and Directors:
Michael Chermak, Chief Executive Officer and Director	5,359,223	18.44%
Barry Hollander (2), Chief Financial Officer	1,000,000	3.44%
Thomas J. McLeer, Chief Operating Officer and Director	15,000	0.05%
All directors and executive officers as a group (7 persons)	6,374,223	21.93%

5% Stockholders:
RWO Medical Consulting, LLC(3)	5,000,000	17.20%
Eric Siu(4)	10,854,987	37.34%
Salman J. Chaudhry(5)	2,685,790	9.24%

(1) Percentages are based on 29,068, 202 shares of the Company’s common stock issued and outstanding as of March 11, 2019.

(2) The 1,000,000 shares are in the name of Venture Equity, LLC, which is owned and controlled by Mr. Hollander.

(3) RWO Medical Consulting, LLC is owned and controlled by Ron Oman and has an address at 5227 W. Adams Ave #404, Temple TX 76502.

(4) Mr. Eric Siu was formerly a member of the Company’s Board, until his resignation from same on March 5, 2019, and has an address at Room 4b Kingswell Comm Tower, 171-173 Lockhart Road, Wan Chai, Hong Kong.

(5) Mr. Salman J. Chaudhry was formerly a member of the Company’s Board, until his resignation from same on March 4, 2019, and has an address at 13345 Eaglebluff Lane, Eastvale Ca 92880.

PROPOSAL NO. 1. ELECTION OF DIRECTORS

The Company's Board presently has two members. The members of the Board are currently Michael Chermak and Thomas McLeer.

Pursuant to the Company’s Bylaws, directors shall be elected at the annual meeting of the Company to serve until their respective successors are duly elected and qualified.

The nominees for members of the Board to be voted on at the meeting are as follows:

• Michael Chermak

• Thomas McLeer

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES

Proxies cannot be voted for a greater number of persons than the number of nominees named herein. Unless otherwise specified, all proxies will be voted in favor of the two nominees listed herein for election as directors.

The Board has no reason to expect that any of the nominees will be unable to stand for election on the date of the meeting or for good cause will not serve. If a vacancy occurs among the original nominees prior to the meeting, the proxies will be voted for a substitute nominee named by the Board and for the remaining nominees.

Directors are elected by the affirmative vote of the majority of votes cast in person or by proxy with respect to a director nominee’s election at the meeting.

DIRECTORS

Set forth below are the names, ages, positions and brief accounts of the business experience for each of our directors as of March 11, 2019. The biographies of each of the nominees and continuing directors below contains information each director has given us about his or her age, all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees and continuing directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

Michael Chermak, 59, has been a director and Chief Executive Officer of the Company since September 2016. From 2012 to the present Mr. Chermak has served as the Managing Director of Makena Investment Advisers, LLC. From June 2011 to the present he has served as president of MD Capital Advisors, Inc., a business advisory firm. Previously, he was the founder and CEO of Healthdemographics, Inc., a company in the healthcare predictive data and decision support business. He sold the company in 1997 to Medirisk. In 1998, he was the co-founder and Chairman of Medibuy.com, an Internet healthcare supply vendor. From 2005 to 2008, he was the Chairman and Chief Executive Officer of Bridgetech Holdings International (OTC: BGTH) which focused on introducing western medicine into China. He has served on the Board of Directors and as an Audit Committee member of Beijing Origin Seed (NASDAQ: SEED) from 2005 to 2006. Mr. Chermak graduated from the University of New Mexico, Anderson School of Management.

Thomas McLeer, 62, was appointed as a member of the Company’s Board on March 3, 2019 and has served as the Company’s Chief Operating Officer since October 1, 2018. Mr. McLeer is a respected leader with over 25 years’ experience in spine and orthobiologics. Mr. McLeer is experienced in integrating all aspects of sales, marketing, engineering, product development and medical education for both public and private companies. Mr. McLeer served as Vice President of Sales and Marketing at LinkSpine from February 2017 to January 2018. Previously Mr. McLeer served as the VP of Sales and Marketing at Choice Spine spinal implants from January 2016 to July 2016. Previously he was Senior Vice President of Commercial Operations for Alphatec Spine from October 2012 to June 2014. Mr. McLeer served as the Chief Marketing Officer and General Manager of Spinal Operations for Global Spine Pioneer Surgical from 2009 to 2012. Mr. McLeer served as the Vice President of Sales and Marketing for Archus Orthopedic from 2005 to 2009. Mr. McLeer received his Bachelors Degree in Business Administration from Ohio State University in Columbus Ohio in May 1981. Mr. McLeer received his MBA in Business Administration from Northwestern University in Evanston Illinois in December 2011.

THE BOARD, COMMITTEES  AND INDEPENDENCE

The Company’s Board is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management. There are no committees of the Board at this time. Additionally, the Company does not have any independent directors at this time.

RELATED PARTY TRANSACTIONS

Management Fees and related party payables

For the year ended December 31, 2018, the Company recorded expenses to its officers in the following amounts:

Michael Chermak, CEO	$140,885
Salman J. Chaudhry, CCO(1)	$120,000
Barry Hollander, CFO	$120,000
Eric Siu, President of Ozop Surgical Ltd(2)	$120,000
Thomas McLeer, COO	$15,000

 (1) On October 1, 2018, Salman J. Chaudhry resigned from his position as Chief Operating Officer and further resigned from his position as a member of the Company’s Board and from all positions with the Company on March 4, 2019.

(2) Mr. Eric Siu was formerly a member of the Company’s Board, until his resignation from same on March 5, 2019.

As of December 31, 2018, included in accounts payable and accrued expenses, related party is $627,350 (includes $136,240 of expenses) for the following amounts owed the Company’s officers:

Michael Chermak, CEO	$22,825
Eric Siu, President- subsidiary (1)	264,583
Salman Chaudhry, CCO (2)	236,905
Barry Hollander, CFO	58,037
Thomas McLeer, COO	45,000
Total	$627,350

(1) Mr. Eric Siu was formerly a member of the Company’s Board, until his resignation from same on March 5, 2019.

(2) Mr. Salman J. Chaudhry resigned from his position as the Company’s Chief Operating Officer on October 1, 2018 and was formerly a member of the Company’s Board, until his resignation from same on March 4, 2019.

On October 25, 2017, the Company issued a $60,000 promissory note to the wife of a former officer and director of the Company in exchange for $50,000. The note originally matured on November 25, 2017 and was extended until November 25, 2018. The note is currently in default.

On February 27, 2019, the Company entered into a Mutual Agreement of Understanding (the “Agreement”) with Eric Siu pursuant to which the Company agreed to approve and ratify all of Mr. Sui’s and his related parties’ efforts at pursuing medical device sales and manufacturing in greater China. Additionally, pursuant to the Agreement, the Company and Mr. Siu agreed to confirm and settle amounts owed to Mr. Siu and related parties by the Company upon the completion of the audit of the Company as of December 31, 2018. On March 5, 2019, Eric Sui resigned from his position as a member of the Board.

On March 4, 2019, the Company entered into a Separation Agreement (the “Separation Agreement”) with Salman J. Chaudhry, pursuant to which Mr. Chaudry resigned immediately from his positions as the CCO and Secretary of the Company and as a member of the Board and from all positions with the Company effective immediately and pursuant to which the Company agreed to pay Mr. Chaudry $227,200.61 (the “Outstanding Fees”) in certain increments as set forth in the Separation Agreement. Pursuant to the Separation Agreement, within 72 hours of the Company’s receiving funds in any fund raising, whether in equity or debt subsequent to the date of the Separation Agreement, in excess of $500,000 (the “Funding”), to pay Mr. Chaudry $170,401 of the Outstanding Fees. Pursuant to the Separation Agreement, if the Company raises less than $500,000 through any debt or equity financings prior to the Funding, then the Company will pay Mr. Chaudry 10% of the proceeds received by the Company in such funding. Within three months of the first payment under the Separation Agreement, the Company will pay Mr. Chaudry the residual sum of the Outstanding Fees. Pursuant to the Separation Agreement the Company and Mr. Chaudry agreed to release each other from certain claims pursuant to the terms set forth therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, the Company believes that all of its directors, executive officers and greater than 10% beneficial owners complied with all such filing requirements during 2018 .

BOARD COMPENSATION

Director Compensation Policies

We have not compensated our directors for their service on our Board from our inception through fiscal 2018. There are no arrangements currently in place pursuant to which directors will be compensated in the future for any services provided as a director.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2018 and 2017:

(i)	our principal executive officer or other individual serving in a similar capacity during the fiscal year 2018 and 2017;
(ii)	our two most highly compensated executive officers other than our principal executive officers who were serving as executive officers at December 31, 2018 and 2017 whose compensation exceed $100,000; and
(iii)	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2018. Compensation information is shown for the fiscal year ended December 31, 2018 and 2017:

 2018 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Denis Razvodovskij(1)	2018	$—	$—	$—	$—	$—	$—
	2017	$—	$—	$—	$—	$—	$—
Michael Chermak(2)	2018	$140,885	$—	$—	$—	$—	$140,885
	2017	$120,000	$—	$—	$—	$—	$120,000
Salman J. Chaudhry(3)	2018	$120,000	$—	$—	$—	$—	$120,000
	2017	$120,000	$—	$—	$—	$—	$120,000
Barry Hollander(4)	2018	$120,000	$—	$—	$—	$—	$120,000
	2017	$15,000	$—	$—	$—	$—	$15,000
Eric Siu (5)	2018	$120,000	$—	$—	$—	$—	$120,000
	2017	$120,000	$—	$—	$—	$—	$120,000

(1) Effective April 13, 2018, Mr. Razvodovskij resigned as the Company's Chief Executive Officer, Chief Financial Officer, Secretary, and then sole director.

(2) On April 13, 2018, Mr. Chermak was appointed as the Company’s Chief Executive Officer and member of the Board.

(3) On October 1, 2018, Salman J. Chaudhry resigned from his position as Chief Operating Officer and further resigned from his position as a member of the Company’s Board and from all positions with the Company on March 4, 2019.

(4) On April 13, 2018, Mr. Hollander was appointed as the Company’s Chief Financial Officer.

(5) On March 4, 2019, Eric Siu resigned from his position as a member of the Company’s Board.

2018 OPTION GRANTS

There were no options to purchase shares of our Common Stock issued and outstanding as of December 31, 2018 or December 31, 2017.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

There were no outstanding equity awards for the years ended December 31, 2018 and December 31, 2017.

EXECUTIVE EMPLOYMENT AGREEMENTS

On October 1, 2018, the Company entered into a Consulting Agreement (the “Agreement”) with Thomas J. McLeer, pursuant to which the Company agreed to engage Mr. McLeer as the Company’s Chief Operating Officer and Mr. McLeer agreed to provide the Company with services typically provided by a Chief Operating Officer. The term of the Agreement is for three (3) months and pursuant to the Agreement the Company agreed to negotiate an employment agreement with Mr. McLeer by December 31, 2018, with such employment agreement planned to contain standard industry terms and conditions. However, as of the date hereof, no employment agreement has yet been entered into. Pursuant to the Agreement, the Company agreed to pay Mr. McLeer $15,000 per month to be accrued monthly and to be paid upon a successful closing of a minimum of $1,000,000 in a private placement fundraising by the Company. Mr. McLeer has agreed to continue acting in the role of Chief Operating Officer under the original terms of the Agreement while his employment agreement continues to be negotiated.

Other than the foregoing, at this time, we do not have any written employment agreement or other formal compensation agreements with our officers and directors. Compensation arrangements are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

On November 6, 2018, the Company accepted the resignation of Paritz & Company, P.A. (“Paritz”) the Company’s prior independent registered public accounting firm, effective on the same date. Such change occurred in connection with Paritz’s merger with Prager Metis CPAs, LLC. As a result, on November 7, 2018, the Company's Board approved the resignation of Paritz and the appointment by the Company of Prager Metis CPAs, LLC to serve as the Company's independent registered public accounting firm effective November 6, 2018.

Paritz served as the independent registered public accounting firm of the Company from May 10, 2016, until November 6, 2018. On April 13, 2018, the Company, then named Newmarkt Corp. entered into and completed a share exchange (the "Share Exchange") with OZOP Surgical, Inc., a Delaware corporation (“OZOP”), the shareholders of OZOP and Denis Razvodovskij, the then holder of 2,000,000 shares of the Company’s common stock. The Share Exchange was accounted for as a reverse merger, whereby OZOP was considered the accounting acquirer and became a wholly-owned subsidiary of the Company. In accordance with the accounting treatment for a “reverse merger” or a “reverse acquisition,” the Company’s historical financial statements prior to the reverse merger were and will be replaced with the historical financial statements of OZOP prior to the reverse merger, in all filings subsequent to the reverse merger with the SEC. After the reverse merger, the Company changed its name to its current name on May 8, 2018. Paritz audited the financial statements of the Company when it was named Newmarkt Corp. for the period from July 17, 2015 (inception) to April 30, 2016 and during the Company’s fiscal year ended April 30, 2017. On April 19, 2018, the Company changed its fiscal year end from April 30 to December 31. Paritz also reviewed the unaudited financials for the Company for the quarter ended January 31, 2018, which were included in the Company’s Form 10-Q filing made with the SEC on March 6, 2018. Paritz has not audited the financial statements of the Company since the reverse merger occurred, but it has reviewed the unaudited financials for the quarter ended June 30, 2018, which were included in the Company’s Form 10-Q filing made with the SEC on August 20, 2018.

The Board has appointed Prager Metis CPAs, LLC to act in that capacity for fiscal 2019, which will end on December 31, 2019.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Board believes it appropriate to request that the stockholders ratify the appointment of Prager Metis CPAs, LLC as the Company’s independent registered public accounting firm. If the stockholders do not ratify the appointment, Board will investigate the reasons for stockholder rejection and consider whether to retain Prager Metis CPAs, LLC or appoint another independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRAGER METIS CPAS, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

Principal Accountant Fees

The following table presents fees for professional services rendered by Paritz & Company, P.A. for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2018, and December 31, 2017, as well as fees billed for other services rendered by Paritz & Company, P.A. during those periods.

	Fiscal 2018	Fiscal 2017
Audit Fees(1)	$3,500	$13,750
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total Fees	$3,500	$13,750

(1)	Audit Fees are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of the Company’s interim consolidated financial statements and statutory audit requirements at certain non-U.S. locations.

(2)	Tax Fees are fees paid for an international expansion review, transfer pricing studies, compliance services and tax consultation.

The following table presents fees for professional services rendered by Prager Metis CPAs, LLC for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2018 and 2017 (following the reverse merger), as well as fees billed for other services rendered by Prager Metis CPAs, LLC during those periods.

Fiscal 2018
Audit Fees(1)	$51,000
Audit-Related Fees	—
Tax Fees(2)	—
All Other Fees	—
Total Fees	$51,000

(1)	Audit Fees are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements, reviews of the Company’s interim consolidated financial statements and statutory audit requirements at certain non-U.S. locations.

(2)	Tax Fees are fees paid for an international expansion review, transfer pricing studies, compliance services and tax consultation.

PROPOSAL NO. 3. TO AMEND THE COMPANY’S BYLAWS SO THAT THE BYLAWS CAN BE AMENDED IN THE FUTURE SOLELY BY THE BOARD

The Board recommends that the shareholders approve an amendment to Article VIII of the Bylaws to allow solely the Board to amend the Bylaws.

As currently written, Article VIII of the Bylaws provides “Amendments. These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors by the Articles of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Articles of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.”

The current Article VIII of the Bylaws permits the Bylaws to be amended either by the Board or the shareholders at any regular meeting or at any special meeting so long as notice of such an amendment is provided in the notice of the meeting.

Text of Article VIII as Proposed to be Amended

If shareholders approve this Proposal 3, Article VIII will be amended to read in its entirety as follows:

ARTICLE VIII

Amendments

These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

Effect of Article VIII Amendment

If shareholders approve this proposal 3, then the Company’s Board will be solely able to amend or repeal the Bylaws. Currently, the shareholders of the Company also have the ability to amend or repeal the Bylaws, and Proposal 3 would remove this power from the shareholders.

The Company believes that the foregoing proposal is appropriate and necessary because the Board wishes to streamline any needed amendments to the Bylaws in order to update the Bylaws to be more tailored to the Company as the Company’s current Bylaws are those of their predecessor entity. The Company will notify shareholders before taking any major changes in our corporate governance.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDING THE BYLAWS SO THAT THE BYLAWS CAN BE AMENDED IN THE FUTURE SOLELY BY THE BOARD.

PROPOSAL NO. 4. TO AMEND THE COMPANY’S BYLAWS TO CHANGE THE COMPANY’S FYE IN THE BYLAWS FROM FEBRUARY 29 TO DECEMBER 31

The Company has determined that its FYE date is December 31. Currently the Company’s Bylaws state incorrectly that the FYE date is February 29.

The Board recommends that the shareholders approve an amendment to Article VII Section 3 of the Bylaws to change the FYE in the Bylaws from 2/29 to 12/31 to accurately reflect the FYE of the Company.

As currently written Article VII Section 3 of the Bylaws provides: “Fiscal Year. The fiscal year of the Corporation shall end on February 29.

As reported on Current Report on Form 8-K filed with the SEC on June 29, 2018, the Company changed its fiscal year to December 31. The Board wishes to amend Article VII Section 3 of the Bylaws to change the FYE in the Bylaws from February 29 to December 31 to accurately reflect the FYE of the Company.

Text of Article VII Section 3 as Proposed to be Amended

If shareholders approve this Proposal 4, Article VII Section 3 will be amended to read in its entirety as follows:

Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

Effect of Article VII Section 3 Amendment

If shareholders approve this proposal 4, then the FYE in the Company’s Bylaws would accurately reflect the current FYE of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDING THE COMPANY’S BYLAWS TO CHANGE THE COMPANY’S FYE IN THE BYLAWS FROM FEBRUARY 29 TO DECEMBER 31

PROPOSAL NO. 5. TO AMEND THE COMPANY’S BYLAWS TO REMOVE THE REQUIREMENT THEREIN TO HOLD THE COMPANY’S ANNUAL MEETING WITHIN 120 DAYS OF THE FYE

The Board recommends that the shareholders approve an amendment to Article III Section 2 of the Bylaws to remove the requirement therein that the annual meeting is required to be held within 120 days of the FYE.

As currently written Article III Section 2 of the Bylaws provides: “Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.”

Pursuant to Article III Section 2, the Company is required to hold its annual meeting within 120 days of the FYE, which imposes certain burdens on the Company in terms of having to prepare the proxy materials for its annual meeting at or around the same time as the annual report for the Company is due with the SEC.

Text of Article VIII Section 2 as Proposed to be Amended

If shareholders approve this Proposal 5, Article III Section 2 will be amended to read in its entirety as follows:

Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, as designated by the Board of Directors.

Effect of Article III Section 2 Amendment

If shareholders approve this proposal 5, then the Company will no longer be subject to a requirement in its Bylaws to hold the annual meeting within 120 days of the FYE. The Company intends to schedule its annual meeting promptly after the end of its fiscal year and in accordance with Nevada law, but it desires to have greater flexibility in doing so.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” AMENDING THE COMPANY’S BYLAWS TO REMOVE THE REQUIREMENT THEREIN TO HOLD THE COMPANY’S ANNUAL MEETING WITHIN 120 DAYS OF THE FYE

OTHER MATTERS

Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of management on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors of,

OZOP SURGICAL CORP.

By:	/s/ Michael Chermak
Michael Chermak
Chief Executive Officer (principal executive officer)

March 12, 2019

APPENDIX A

DIRECTIONS TO THE COMPANY’S OFFICE

319 CLEMATIS STREET SUITE 714 WEST PALM BEACH FL 33401

The Company’s office is located at 319 Clematis Street Suite 714 West Palm Beach FL 33401.

FROM PALM BEACH INTERNATIONAL AIRPORT

Take James L Turnage Blvd, follow Australian Ave N to /Banyan Blvd, continue past Dixie Highway and park in lot immediately after Chase Bank. 319 Clematis is the 10 story building to the right of the parking lot, behind Chase Bank, proceed to Suite 714 on the 7th floor.

FROM NORTH OF WEST PALM BEACH

Head south on I-95 to FL-704 E/Okeechobee Blvd in West Palm Beach. Make a left onto Okeechobee Blvd toward Downtown and follow Okeechobee Blvd, turn left onto Olive Avenue. Go past Clematis Street and immediately before Banyan Blvd. (1 block after Clematis) turn left into outdoor parking lot. 319 Clematis is the 10-story building to the right of the parking lot, behind Chase Bank, proceed to Suite 714 on the 7th floor.

FROM SOUTH OF WEST PALM BEACH

Head north on I-95 to FL-704 E/Okeechobee Blvd in West Palm Beach. Use the right lane to take exit 70 to merge onto FL-704 E/Okeechobee Blvd toward Downtown and follow FL-704 E/Okeechobee Blvd, turn left onto Olive Avenue. Go past Clematis Street and immediately before Banyan Blvd. (1 block after Clematis) turn left into outdoor parking lot. 319 Clematis is the 10-story building to the right of the parking lot, behind Chase Bank, proceed to Suite 714 on the 7th floor.

FROM FORT LAUDERDALE-HOLLYWOOD INTERNATIONAL AIRPORT

Take the I-595 West and follow I-95 North to FL-704 E/Okeechobee Blvd in West Palm Beach. Use the right lane to take exit 70 to merge onto FL-704 E/Okeechobee Blvd toward Downtown and follow FL-704 E/Okeechobee Blvd, turn left onto Olive Avenue. Go past Clematis Street and immediately before Banyan Blvd. (1 block after Clematis) turn left into outdoor parking lot. 319 Clematis is the 10-story building to the right of the parking lot, behind Chase Bank, proceed to Suite 714 on the 7th floor.

FROM MIAMI INTERNATIONAL AIRPORT

Take FL-112 E in Hialeah from Exit 2, and then take Florida's Turnpike to FL-80 E/US-98/Southern Blvd in Palm Beach County. Take exit 97 from Florida's Turnpike and make a left onto Okeechobee Blvd, proceed and turn left onto Olive Avenue. Go pass Clematis Street and immediately before Banyan (1 block after Clematis) turn left into outdoor parking lot. 319 Clematis is the 10-story building to the right of the parking lot, behind Chase Bank, proceed to Suite 714 on the 7th floor.

ELECTRONIC AND PROXY VOTING INSTRUCTIONS

You can vote electronically over the internet by going to the following website and logging on using the following control number:

Website: https://shareholderaccountingsoftware.com/vstock/pxlogin

Control Number: __________________________________

Internet voting for stockholders of record is available through 11:59 p.m. Eastern Time on Thursday April 25, 2019 (the day before the annual meeting).

You can vote by completing and returning your proxy card in the postage-paid envelope provided to 18 Lafayette Place, Woodmere, NY 11598

Annual Meeting of Stockholders

April 26, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on April 26, 2019

OZOP SURGICAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Chermak and Thomas McLeer as Proxies with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 319 Clematis Street, Suite 714, West Palm Beach, FL 33401 on April 26, 2019 at 8:00 am (EST), or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR all director nominees, FOR the ratification of the appointment of Prager Metis CPAs as the independent registered public accounting firm, FOR the amendment of the bylaws to permit future amendments to be made solely by the Board of Directors, FOR the amendment of the bylaws to change the Company’s fiscal year end from February 29 to December 31, FOR the amendment of the bylaws to remove the requirement therein to hold the Company’s annual meeting within 120 days of the FYE, and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on April 26, 2019 at 8:00 am EST.

(Continued and to be signed on Reverse Side)

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (EST) on April 25, 2019.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on April 26, 2019 at 8:00 a.m. EST.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - OZOP Surgical Corp.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Michael Chermak 02 Thomas McLeer

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00